BLACKROCK LIQUIDITY FUNDS

TempFund
TempCash
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
MuniFund
MuniCash
California Money Fund
New York Money Fund

Supplement Dated November 10, 2010 to the
Statement of Additional Information Dated February 26, 2010
of the Funds Listed Above (each, a “Fund” and collectively, the “Funds”)

The Statement of Additional Information of the Funds is amended as follows:

     The section entitled “Additional Purchase and Redemption Information — General” is amended hereby to add the following:

     A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own earlier deadlines for the receipt of the purchase or redemption order than those stated in the prospectus. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s net asset value per share next calculated after they are so accepted.

     Fund shares normally begin accruing dividends on the Business Day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares though a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the Business Day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the Business Day on which such shares are redeemed.

Shareholders should retain this Supplement for future reference.

Code # SAI-BRLF-1110-SUP